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                                                                   EXHIBIT 23.2

                               ENGINEER'S CONSENT

We consent to the use of our appraisal reports for Devon Energy Corporation included herein and incorporated herein by reference.

                                        LaROCHE & ASSOCIATES


                                        By /s/ WILLIAM E. LaROCHE
                                           ----------------------
                                               William E. LaRoche
                                               President

September 9, 1996